Exhibit  10.2
-------------

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACTS OF ANY STATES AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                            SECURITY BIOMETRICS, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
               --------------------------------------------------



  CERTIFICATE NO.: W-1                                          8,000,000 SHARES


     FOR VALUE RECEIVED, Security Biometrics, Inc. (the "Company"), hereby certifies that Maryanne Richard, or a permitted assign thereof, is entitled to purchase from the Company, at any time or from time to time commencing May 7, 2004 and prior to 5:00 P.M., E.S.T., on May 6, 2006, Eight million (8,000,000)
fully paid and nonassessable shares of the common stock, of the Company for a per share purchase price of $0.125 per share. Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iii) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (iv) this Warrant, all identical warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and (v) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants are referred to as the "Holders".

1.     Exercise  of  Warrant.
       ---------------------


     This Warrant may be exercised, in whole at any time or in part from time to time, commencing May 7, 2004 and prior to 5:00 P.M., E.S.T., on May 6, 2006, by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant Covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant

Price applicable to such Warrant Shares. Upon such surrender of this Warrant the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.


2.     Reservation  of  Warrant  Shares,  Listing.
       ------------------------------------------

     The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except for applicable state or federal securities law restrictions) and free and clear of all pre-emptive rights.

3.     Protection  Against  Dilution.
       -----------------------------

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute (for no consideration) to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the principal exchange or market on which the Common Stock is listed) less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

     (b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock, in either case in shares of Common Stock,
(ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the number of Warrant Shares shall be adjusted so that the Holder of any Warrant upon the exercise thereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Per Share Warrant Price shall be adjusted accordingly. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall reasonably determine the allocation of the adjusted Per Share Warrant
Price between or among shares of such classes or capital stock or shares of Common Stock and other capital stock.

     (c) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been converted immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 10 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.02 per share of Common Stock; provided, however, that any adjustments which by
                                -----------------
reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further,
                                                               ----------------
however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     (e) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

     (f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.     Fully  Paid  Stock,  Taxes.
       ---------------------------

     The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.     Registration  Under  Securities  Act  of  1933.
       ----------------------------------------------

     (a) The Company agrees that if, at any time and from time to time during the period commencing on May 7, 2004 and prior to 5:00 P.M., E.S.T., on May 6, 2006, the Board of Directors of the Company shall authorize the filing of a registration statement or a post-effective amendment to a registration statement (any such registration statement being hereinafter called a "Subsequent Registration Statement") under the Act (other than a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its shareholders, the Company will (i) include in the securities covered by such Subsequent Registration Statement all Warrant Shares which it has been so requested to include, (ii) use its reasonable efforts to cause such Subsequent Registration Statement to become effective as soon as practicable and
(iii) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement or to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition.

     (b) In connection with any registration under Section 5 hereof, the Company covenants and agrees to indemnify the Holder(s) of the Warrant
Shares subject to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Warrant Securities under the securities laws thereof or filed with the Securities and Exchange Commission (the "Commission"), any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder(s) expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Holder(s) or any controlling person of the Holder(s) in respect of which indemnity may be sought against the Company pursuant to this Section 5, the Holder(s) or such controlling person shall within thirty (30) days after the receipt thereby of a summons or complaint notify the Company in writing of the institution of such action and the Company shall assume the cost of defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be satisfactory to the Holder(s) or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Holder(s) or such controlling person shall have the right to select and employ its or their own counsel in any such case, and the fees and expenses of such counsel shall be at the expense of the Company. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Warrant Shares or in connection with such registration statement.

6.     Transferability.
       ---------------

     Subject to compliance with federal and applicable state securities laws, the Holder of any Warrant may, prior to exercise or expiration thereof, surrender such Warrant at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered Holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered Holder, the Company shall issue in exchange therefor another Warrant or Warrants, in such denominations as requested by the registered Holder, for the same aggregate number of Warrant Shares so surrendered and containing the same provisions and subject to the same terms and conditions as the Warrant(s) so surrendered. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder. Any share certificates issued following exercise of this Warrant which have not yet been registered shall bear the following legend: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACTS OF ANY STATES AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


7.     Loss,  etc.,  of  Warrant.
       -------------------------

     Upon receipt of evidence by the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8.     Warrant  Holder  Not  Shareholder.
       ---------------------------------

     Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof

9.     Communication.
       -------------

     No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     (a) the Company at 500 Fifth Avenue, Suite 1650, New York, New York 10110, or such other address as the Company has designated in writing to the Holder; or

     (b) the Holder, Maryanne Richard, c/o David G. Anderson, Couch White LLP, 540 Broadway, PO Box 22222, Albany, New York, 12201-2222, or such other address as the Holder has designated in writing to the Company.

10.     Headings.
        --------

     The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.     Applicable  Law.
        ---------------

     This Warrant shall be governed by and construed in accordance with the law of the State of Nevada without giving effect to the principles of conflicts of law thereof.

12.     Arbitration
        -----------

Any dispute under this Agreement must be settled by arbitration conducted in Seattle, Washington, by a mutually agreeable arbitrator who is listed on the ADR
39.1 roster of approved arbitrators as published from time to time by the U.S. District Court, Western District of Washington, in accordance with Civil Rule 39.1, unless the parties agree to a different arbitrator. Unless otherwise agreed, arbitration will be before a single arbitrator. The parties will be entitled to conduct discovery in accordance with the Federal Rules of Civil Procedure, limited to depositions, interrogatories and requests for production of documents and subject to further limitation by the arbitrator to secure just and efficient resolution of the dispute. Judgment upon the arbitration award may be entered in any court having jurisdiction. This provision will not prevent a party from resorting to any court of competent jurisdiction for injunctive relief or specific performance.

IN WITNESS WHEREOF, Security Biometrics, Inc. has caused this Warrant to be signed by its Chairman and Chief Executive Officer and its corporate seal to be hereunto affixed by its Secretary this day of May 7, 2004.

ATTEST:                         SECURITY  BIOMETRICS,  INC.


                              By:  _______________________________________
[Seal]                             Name:  Michel  Berty
                                   Title:  Chairman and Chief Executive Officer

                                  SUBSCRIPTION
                                  ------------


     The undersigned, _____________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase shares of the Common Stock of Security Biometrics, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:                         Signature:     ____________________________

                               Address:       ____________________________

                                              ____________________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED___________________ hereby sells, assigns and transfers unto ____________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _______________________, attorney, to transfer said Warrant on the books of Security Biometrics, Inc.


Dated:                         Signature:     ___________________________

                               Address  :     ___________________________

                                              ___________________________

                               PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED ____________________hereby assigns and transfers unto ____________________ the right to purchase ______________ shares of the Common Stock of Security Biometrics, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ____________ attorney, to transfer that part of said Warrant on the books of Security Biometrics, Inc.


Dated:                         Signature:     ___________________________

                               Address:       ___________________________

                                              ___________________________